UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08059

Cohen & Steers Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2015. The net asset values (NAV) per share at that date were $50.37, $50.04, $50.56, $50.76 and $50.57 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2015	Year Ended December 31, 2015
Cohen & Steers Global Realty Shares—Class A	3.35%	2.18%
Cohen & Steers Global Realty Shares—Class C	3.02%	1.54%
Cohen & Steers Global Realty Shares—Class I	3.52%	2.54%
Cohen & Steers Global Realty Shares—Class R	3.44%	2.23%
Cohen & Steers Global Realty Shares—Class Z	3.54%	2.56%
FTSE EPRA/NAREIT Developed Real Estate Index—net[a]	2.49%	–0.79%
S&P 500 Index[a]	0.15%	1.38%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on a  The FTSE EPRA/NAREIT Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend witholding taxes. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Market Review

Global real estate stocks had an overall modestly negative return in 2015. The group was initially positive, but encountered turmoil in August when concerns about China's slowing growth rattled stocks around the world. Investors also reacted to falling commodity prices and anticipated interest-rate hikes in the U.S.

U.S. REITs digested the Federal Reserve's 0.25% interest-rate hike in December and concerns of a slowing economy to end the year with a positive total return, aided by continued strength in real estate fundamentals. Throughout the year, REITs generally exceeded or met the market's high earnings expectations, and many raised their guidance. Meanwhile, acquisition activity continued to confirm high property valuation levels, also helping REIT shares recover from their mid-year lows.

European real estate securities had sizable returns for the year in local currencies, overcoming periodic market setbacks. The group was lifted early on by improving economic data and the European Central Bank's (ECB) decision to launch quantitative easing (QE). Other central banks, within Europe and elsewhere, announced new easing measures of their own. Following a difficult August, European markets regained their footing as the ECB reiterated its desire to lift regional economic growth and inflation, suggesting yet more QE.

Uncertainty about China's growth path generally weighed on Asia Pacific real estate markets, which declined and countered gains registered in the U.S. and Europe. Real estate stocks in Hong Kong, Japan and Singapore struggled, although Australia advanced, supported in part by interest-rate cuts made by the country's central bank.

Fund Performance

The Fund had a positive total return for the year and outperformed its benchmark. Stock selection in the U.S. had a favorable effect on relative performance, attributable in part to our overweight allocations to apartment and self storage REITs. Apartment landlords were one of the top-performing U.S. property sectors in the year, overcoming concerns about rising supply as household formation continued to support demand. Self storage REITs likewise had sizable share-price gains. Demand for self storage continued to outstrip very limited new supply, driving strong same-store sales growth for these companies.

Our underweight in Canada helped relative performance, as Canadian property stocks declined and underperformed the index. Given the country's dependence on natural resources, its economy was hampered as oil fell below $40 a barrel, continuing a steady descent seen since mid-2014. Despite

COHEN & STEERS GLOBAL REALTY SHARES, INC.

weakening economic trends, the Bank of Canada did not signal an intent to engage in quantitative stimulus, maintaining a generally neutral stance.

Our overweight and stock selection in Germany also helped relative performance. Germany's market rallied amid generally improving economic data. The country also saw takeover activity in the apartment sector, where fundamentals have been aided by employment and rental growth. In this context, we had a beneficial overweight in residential landlord Deutsche Wohnen; the stock had a sizable gain as the company was being targeted for acquisition by its larger competitor, Vonovia.

Performance was further aided by our overweight and stock selection in France. The market outperformed, mostly holding on to gains generated early in the period. With a weak economy, its real estate companies benefited from expectations that monetary stimulus from the ECB would spur rising occupancies and rents from relatively low bases.

Our overweight in the U.K. helped performance. While not a direct beneficiary of the ECB's actions, the U.K. performed well, continuing to exhibit healthy economic growth that drove rents and capital values higher, with London office companies experiencing the strongest growth in decades. However, the U.K. ended the year on a soft note, amid speculation that it could eventually leave the European Union (EU). Polls showed rising support for an exit due to, among other issues, increased immigration strains and terrorism worries. An "in or out" voter referendum is likely in 2016, with broad implications for trade, regulations, immigration and other matters, should new negotiations with EU members begin to take place.

Performance was also aided by our underweight and stock selection in Japan, where real estate stocks had an overall negative return. A mix of economic data pointed to slower growth, while consumer inflation turned negative, largely due to lower energy prices. Developers struggled in this environment, despite vacancy in Tokyo's office market falling to its lowest level in seven years. J-REITs held up relatively well, aided by lower Japanese sovereign yields and their defensive nature in a period of elevated risk.

Other factors that helped the Fund's performance included stock selection in Hong Kong, in part due to our overweight office landlord Hongkong Land Holdings, which was one of the market's few positive performers for the year. Fundamentals in the office sector were generally healthy, reflected in a vacancy rate that fell to 2.8%, its lowest level since 2011. However, our overweight in Hong Kong, which declined amid concerns about slower growth, rate hikes in the U.S., and currency depreciation in China, largely offset the benefit of stock selection in that market.

Our underweight in Australia detracted from relative performance. While the country has meaningful economic ties to China, its real estate stocks advanced and fared much better than export-oriented companies such as miners. The market was initially aided by interest-rate cuts by the country's central bank, which brought rates down to a record low of 2.0% in May, and then maintained a soft easing bias through the rest of the year.

Our underweight and stock selection in Sweden, a top performer for the period, detracted from relative performance. Despite the country's relatively healthy economy, the central bank said that it would expand QE of its own (as a non-euro country), which could stave off a potential future economic

COHEN & STEERS GLOBAL REALTY SHARES, INC.

slowdown. Stock selection in the Netherlands also hindered performance, as did our non-allocation to Switzerland, which outperformed on a global basis.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities detracted significantly from absolute performance during the year. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. The U.S. dollar remained strong during the period, while most other currencies depreciated, particularly in resource-export economies such as Australia and Canada, as well as Europe. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

JON CHEIGH	LUKE SULLIVAN
Portfolio Manager	Portfolio Manager

CHARLES J. MCKINLEY	ROGIER QUIRIJNS
Portfolio Manager	Portfolio Manager

  WILLIAM LEUNG

  Portfolio Manager

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Class R—Growth of a $10,000 Investment

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2015.

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–2.42%[c]	0.54%[d]	—	—	—
1 Year (without sales charge)	2.18%	1.54%	2.54%	2.23%	2.56%
5 Years (with sales charge)	5.48%[c]	5.77%	—	—	—
5 Years (without sales charge)	6.46%	5.77%	6.82%	—	—
10 Years (with sales charge)	2.58%[c]	2.39%	—	—	—
10 Years (without sales charge)	3.06%	2.39%	3.40%	—	—
Since Inception[e] (with sales charge)	4.93%[c]	4.67%	—	—	—
Since Inception[e] (without sales charge)	5.36%	4.67%	8.58%	7.96%	8.35%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2015 prospectus, as supplemented October 30, 2015 and November 6, 2015, were as follows: Class A—1.41% and 1.40%; Class C—2.06% and 2.05%; Class I—1.16% and 1.05%; Class R—1.56% and 1.55%; and Class Z—1.06% and 1.05%. Through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.40% for Class A shares, 2.05% for Class C shares, 1.05% for Class I shares, 1.55% for Class R shares and 1.05% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The linked benchmark is represented by the performance of the FTSE NAREIT Equity REIT Index from September 30, 2004 through September 30, 2007 for Class A and Class C shares and from December 31, 2002 through September 30, 2007 for Class I shares and the FTSE EPRA/NAREIT Developed Real Estate Index from October 1, 2007 through December 31, 2015. The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 1.00%.

e  Inception dates: September 30, 2004 for Class A and C shares, May 8, 1997 for Class I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015—December 31, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period[a] July 1, 2015– December 31, 2015
Class A
Actual (3.35% return)	$1,000.00	$1,033.50	$7.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.05	$7.22
Class C
Actual (3.02% return)	$1,000.00	$1,030.20	$10.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.77	$10.51
Class I
Actual (3.52% return)	$1,000.00	$1,035.20	$5.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.81	$5.45
Class R
Actual (3.44% return)	$1,000.00	$1,034.40	$7.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.74	$7.53
Class Z
Actual (3.54% return)	$1,000.00	$1,035.40	$5.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.81	$5.45

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.42%, 2.07%, 1.07%, 1.48% and 1.07%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

December 31, 2015
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$24,724,018	5.8
Equity Residential	17,482,534	4.1
Klepierre	16,618,620	3.9
Public Storage	15,741,088	3.7
Mitsui Fudosan Co., Ltd.	15,055,636	3.5
Vornado Realty Trust	14,299,478	3.3
Mitsubishi Estate Co., Ltd.	12,351,238	2.9
UDR	11,081,384	2.6
Apartment Investment & Management Co.	10,984,912	2.6
Wereldhave NV	10,782,233	2.5

Country Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2015

		Number of Shares	Value
COMMON STOCK	98.1%
AUSTRALIA	4.8%
REAL ESTATE
DIVERSIFIED	1.0%
BGP Holdings PLC (EUR)[a,b,c]		4,151,319	$0
Dexus Property Group[b]		756,850	4,105,285
			4,105,285
RETAIL	3.8%
Scentre Group[b]		2,630,727	7,979,372
Vicinity Centres[b]		3,248,961	6,591,091
Westfield Corp.[b]		259,293	1,783,914
			16,354,377
TOTAL AUSTRALIA			20,459,662
FRANCE	5.0%
REAL ESTATE
DIVERSIFIED	1.1%
Fonciere des Regions[b]		52,654	4,709,444
RETAIL	3.9%
Klepierre[b]		373,874	16,618,620
TOTAL FRANCE			21,328,064
GERMANY	2.8%
REAL ESTATE
OFFICE	1.0%
Alstria Office REIT AGb,c		322,846	4,300,803
RESIDENTIAL	1.8%
Deutsche Wohnen AGb		284,925	7,878,693
TOTAL GERMANY			12,179,496
HONG KONG	7.6%
REAL ESTATE
DIVERSIFIED	4.1%
Cheung Kong Property Holdings Ltd.[b]		557,500	3,631,503
Henderson Land Development Co., Ltd.[b]		918,000	5,599,808
Sun Hung Kai Properties Ltd.[b]		685,158	8,248,506
			17,479,817

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
OFFICE	1.6%
Hongkong Land Holdings Ltd. (USD)[b]		986,043	$6,885,321
RETAIL	1.9%
Link REIT[b]		1,326,500	7,934,003
TOTAL HONG KONG			32,299,141
ITALY	1.0%
REAL ESTATE—DIVERSIFIED
Beni Stabili S.p.A. (USD)[b]		5,439,021	4,099,491
JAPAN	11.3%
REAL ESTATE
DIVERSIFIED	7.1%
Activia Properties[b]		642	2,728,172
Mitsubishi Estate Co., Ltd.[b]		594,000	12,351,238
Mitsui Fudosan Co., Ltd.[b]		599,877	15,055,636
Mori Hills REIT Investment Corp.[b]		183	234,447
			30,369,493
INDUSTRIALS	0.5%
GLP J-REIT[b]		2,341	2,265,422
OFFICE	1.9%
Hulic REIT[b]		3,874	5,405,749
Japan Prime Realty Investment Corp.[b]		812	2,772,907
			8,178,656
RETAIL	1.8%
AEON Mall Co., Ltd.[b]		187,700	3,219,453
Japan Retail Fund Investment Corp.[b]		2,347	4,515,338
			7,734,791
TOTAL JAPAN			48,548,362
NETHERLANDS	3.5%
REAL ESTATE
DIVERSIFIED	1.0%
Nieuwe Steen Investments NVb		935,978	4,033,404
RETAIL	2.5%
Wereldhave NVb		192,218	10,782,233
TOTAL NETHERLANDS			14,815,637

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
SINGAPORE	1.9%
REAL ESTATE
DIVERSIFIED	0.8%
Capitaland Ltd.[b]		1,512,500	$3,555,113
INDUSTRIALS	1.1%
Global Logistic Properties Ltd.[b]		3,001,577	4,532,860
TOTAL SINGAPORE			8,087,973
SPAIN	0.6%
REAL ESTATE—DIVERSIFIED
Hispania Activos Inmobiliarios SAb,c		189,165	2,690,157
UNITED KINGDOM	6.0%
REAL ESTATE
DIVERSIFIED	1.3%
Land Securities Group PLC[b]		331,117	5,739,921
OFFICE	0.7%
Derwent London PLC[b]		58,576	3,168,228
RETAIL	2.5%
Hammerson PLC[b]		1,206,700	10,667,665
SELF STORAGE	1.5%
Big Yellow Group PLC[b]		524,205	6,217,868
TOTAL UNITED KINGDOM			25,793,682
UNITED STATES	53.6%
REAL ESTATE
DIVERSIFIED	3.3%
Vornado Realty Trust		143,052	14,299,478
HEALTH CARE	5.8%
HCP		104,808	4,007,858
Healthcare Trust of America, Class A		129,360	3,488,839
Omega Healthcare Investors		302,834	10,593,134
Welltower		101,344	6,894,432
			24,984,263

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
HOTEL	1.8%
Host Hotels & Resorts		380,467	$5,836,364
Sunstone Hotel Investors		133,687	1,669,750
			7,506,114
OFFICE	5.9%
Douglas Emmett		182,236	5,682,119
Empire State Realty Trust, Class A		201,190	3,635,503
Kilroy Realty Corp.		151,071	9,559,773
SL Green Realty Corp.		54,578	6,166,222
			25,043,617
RESIDENTIAL	14.1%
APARTMENT	12.3%
Apartment Investment & Management Co.		274,417	10,984,912
Education Realty Trust		124,560	4,718,333
Equity Residential		214,273	17,482,534
Mid-America Apartment Communities		63,718	5,786,232
Starwood Waypoint Residential Trust		122,844	2,781,188
UDR		294,953	11,081,384
			52,834,583
MANUFACTURED HOME	1.8%
Sun Communities		109,849	7,527,952
TOTAL RESIDENTIAL			60,362,535
SELF STORAGE	6.0%
Extra Space Storage		111,063	9,796,867
Public Storage		63,549	15,741,088
			25,537,955
SHOPPING CENTERS	15.0%
COMMUNITY CENTER	5.9%
Brixmor Property Group		206,300	5,326,666
DDR Corp.		555,983	9,362,754
Regency Centers Corp.		152,454	10,385,166
			25,074,586
FREE STANDING	1.0%
Spirit Realty Capital		439,486	4,403,650

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
REGIONAL MALL	8.1%
General Growth Properties		121,699	$3,311,430
Macerich Co. (The)		80,586	6,502,484
Simon Property Group		127,155	24,724,018
			34,537,932
TOTAL SHOPPING CENTERS			64,016,168
SPECIALTY	1.7%
CyrusOne		87,896	3,291,705
Four Corners Property Trust[c]		22,135	534,782
QTS Realty Trust, Class A		81,334	3,668,977
			7,495,464
TOTAL UNITED STATES			229,245,594
TOTAL COMMON STOCK (Identified cost—$377,476,661)			419,547,259
SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.07%[d]		2,000,000	2,000,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,000,000)			2,000,000
TOTAL INVESTMENTS (Identified cost—$379,476,661)	98.6%		421,547,259
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4		6,103,209
NET ASSETS	100.0%		$427,650,468

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Sector Summary	% of Net Assets
Diversified	21.3
Retail	16.4
Residential	15.9
Shopping Centers	15.0
Office	11.1
Self Storage	7.5
Health Care	5.8
Other	1.9
Hotel	1.8
Specialty	1.7
Industrials	1.6
100.0

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 44.5% of the net assets of the Fund, all of which have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

c  Non-income producing security.

d  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments in securities, at value (Identified cost—$379,476,661)	$421,547,259
Cash	2,051,237
Foreign currency, at value (Identified cost—$215,522)	215,552
Receivable for:
Investment securities sold	4,114,383
Dividends and interest	1,436,185
Fund shares sold	954,961
Other assets	11,020
Total Assets	430,330,597
LIABILITIES:
Payable for:
Investment securities purchased	1,600,577
Fund shares redeemed	480,958
Investment advisory fees	307,661
Shareholder servicing fees	49,859
Administration fees	7,243
Distribution fees	3,991
Directors' fees	247
Other liabilities	229,593
Total Liabilities	2,680,129
NET ASSETS	$427,650,468
NET ASSETS consist of:
Paid-in capital	$392,690,799
Dividends in excess of net investment income	(1,373,043)
Accumulated net realized loss	(5,726,258)
Net unrealized appreciation	42,058,970
$427,650,468

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2015

CLASS A SHARES:
NET ASSETS	$54,629,708
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,084,527
Net asset value and redemption price per share	$50.37
Maximum offering price per share ($50.37 ÷ 0.955)[a]	$52.74
CLASS C SHARES:
NET ASSETS	$77,962,669
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,558,099
Net asset value and offering price per share[b]	$50.04
CLASS I SHARES:
NET ASSETS	$295,025,139
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,834,830
Net asset value, offering and redemption price per share	$50.56
CLASS R SHARES:
NET ASSETS	$22,282
Shares issued and outstanding ($0.001 par value common stock outstanding)	439
Net asset value, offering and redemption price per share	$50.76
CLASS Z SHARES:
NET ASSETS	$10,670
Shares issued and outstanding ($0.001 par value common stock outstanding)	211
Net asset value, offering and redemption price per share	$50.57

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Investment Income:
Dividend income (net of $674,589 of foreign withholding tax)	$10,932,593
Expenses:
Investment advisory fees	4,067,127
Distribution fees—Class A	163,588
Distribution fees—Class Ba	147
Distribution fees—Class C	598,570
Distribution fees—Class R	861
Shareholder servicing fees—Class A	65,435
Shareholder servicing fees—Class Ba	49
Shareholder servicing fees—Class C	199,523
Shareholder servicing fees—Class I	158,721
Administration fees	192,905
Professional fees	129,281
Transfer agent fees and expenses	103,534
Custodian fees and expenses	97,451
Registration and filing fees	87,249
Shareholder reporting expenses	52,603
Proxy expenses	50,644
Directors' fees and expenses	24,909
Line of credit fees	2,588
Miscellaneous	31,871
Total Expenses	6,027,056
Reduction of Expenses (See Note 2)	(203,279)
Net Expenses	5,823,777
Net Investment Income	5,108,816
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,559,911
Foreign currency transactions	(14,233)
Net realized gain	16,545,678
Net change in unrealized appreciation (depreciation) on:
Investments	(13,037,410)
Foreign currency translations	(477)
Net change in unrealized appreciation (depreciation)	(13,037,887)
Net realized and unrealized gain	3,507,791
Net Increase in Net Assets Resulting from Operations	$8,616,607

a  On June 19, 2015, all Class B shares converted to Class A shares.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$5,108,816	$7,788,113
Net realized gain	16,545,678	44,940,673
Net change in unrealized appreciation (depreciation)	(13,037,887)	933,186
Net increase in net assets resulting from operations	8,616,607	53,661,972
Dividends to Shareholders from:
Net investment income:
Class A	(1,479,257)	(1,249,572)
Class Ba	(764)	(1,260)
Class C	(1,357,153)	(686,744)
Class I	(8,124,451)	(4,620,069)
Class R	(10,114)	(66)
Class Z	(286)	(79)
Total dividends to shareholders	(10,972,025)	(6,557,790)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(17,613,027)	(15,952,910)
Total increase (decrease) in net assets	(19,968,445)	31,151,272
Net Assets:
Beginning of year	447,618,913	416,467,641
End of year[b]	$427,650,468	$447,618,913

a  On June 19, 2015, all Class B shares converted to Class A shares.

b  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $1,373,043 and $1,452,063, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2015	2014	2013	2012	2011
Net asset value, beginning of year	$50.46	$45.08	$44.31	$36.58	$40.79
Income (loss) from investment operations:
Net investment income[a]	0.49	0.87 [b]	0.51	0.49	0.44
Net realized and unrealized gain (loss)	0.58	5.22	1.08	8.78	(4.24)
Total from investment operations	1.07	6.09	1.59	9.27	(3.80)
Less dividends and distributions to shareholders from:
Net investment income	(1.16)	(0.71)	(0.82)	(1.54)	(0.30)
Return of capital	—	—	—	—	(0.11)
Total dividends and distributions to shareholders	(1.16)	(0.71)	(0.82)	(1.54)	(0.41)
Redemption fees retained by the Fund	—	—	—	—	0.00 [c]
Net increase (decrease) in net asset value	(0.09)	5.38	0.77	7.73	(4.21)
Net asset value, end of year	$50.37	$50.46	$45.08	$44.31	$36.58
Total investment return[d,e]	2.18%	13.54%	3.64%	25.56%	–9.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$54.6	$73.2	$116.1	$121.1	$122.8
Ratio of expenses to average daily net assets (before expense reduction)	1.42%[f]	1.41%	1.46%	1.51%[g]	1.57%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.41%[f]	1.40%	1.45%	1.51%[g]	1.57%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	0.95%[f]	1.78%	1.10%	1.18%[g]	1.10%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.96%[f]	1.79%	1.11%	1.18%[g]	1.10%[g]
Portfolio turnover rate	82%	105%	119%	101%	105%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.41% and 1.40%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.96% and 0.97%, respectively.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2015	2014	2013	2012	2011
Net asset value, beginning of year	$50.13	$44.82	$44.04	$36.39	$40.64
Income (loss) from investment operations:
Net investment income[a]	0.18	0.54 [b]	0.21	0.22	0.19
Net realized and unrealized gain (loss)	0.58	5.18	1.09	8.72	(4.23)
Total from investment operations	0.76	5.72	1.30	8.94	(4.04)
Less dividends and distributions to shareholders from:
Net investment income	(0.85)	(0.41)	(0.52)	(1.29)	(0.10)
Return of capital	—	—	—	—	(0.11)
Total dividends and distributions to shareholders	(0.85)	(0.41)	(0.52)	(1.29)	(0.21)
Redemption fees retained by the Fund	—	—	—	—	0.00 [c]
Net increase (decrease) in net asset value	(0.09)	5.31	0.78	7.65	(4.25)
Net asset value, end of year	$50.04	$50.13	$44.82	$44.04	$36.39
Total investment return[d,e]	1.54%	12.78%	2.99%	24.74%	–10.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$78.0	$82.2	$80.3	$80.0	$63.4
Ratio of expenses to average daily net assets (before expense reduction)	2.07%[f]	2.06%	2.11%	2.16%[g]	2.22%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.06%[f]	2.05%	2.10%	2.16%[g]	2.22%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	0.34%[f]	1.12%	0.45%	0.54%[g]	0.49%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.35%[f]	1.13%	0.46%	0.54%[g]	0.49%[g]
Portfolio turnover rate	82%	105%	119%	101%	105%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.06% and 2.05%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.35% and 0.36%, respectively.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2015	2014	2013	2012	2011
Net asset value, beginning of year	$50.66	$45.26	$44.49	$36.73	$40.96
Income (loss) from investment operations:
Net investment income[a]	0.70	1.01 [b]	0.66	0.62	0.60
Net realized and unrealized gain (loss)	0.55	5.28	1.08	8.82	(4.27)
Total from investment operations	1.25	6.29	1.74	9.44	(3.67)
Less dividends and distributions to shareholders from:
Net investment income	(1.35)	(0.89)	(0.97)	(1.68)	(0.45)
Return of capital	—	—	—	—	(0.11)
Total dividends and distributions to shareholders	(1.35)	(0.89)	(0.97)	(1.68)	(0.56)
Redemption fees retained by the Fund	—	—	—	—	0.00 [c]
Net increase (decrease) in net asset value	(0.10)	5.40	0.77	7.76	(4.23)
Net asset value, end of year	$50.56	$50.66	$45.26	$44.49	$36.73
Total investment return[d]	2.54%	13.93%	3.97%	25.95%	–9.11%[e]
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$295.0	$292.0	$219.6	$241.0	$184.9
Ratio of expenses to average daily net assets (before expense reduction)	1.12%[f]	1.14%	1.15%	1.20%[g]	1.22%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.06%[f]	1.05%	1.12%	1.20%[g]	1.22%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.31%[f]	2.00%	1.40%	1.51%[g]	1.52%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.37%[f]	2.09%	1.42%	1.51%[g]	1.52%[g]
Portfolio turnover rate	82%	105%	119%	101%	105%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  The net asset value (NAV) disclosed in the December 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2010.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.11% and 1.05%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 1.32% and 1.38%, respectively.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
Per Share Operating Performance:	For the Year Ended December 31, 2015	For the Period October 1, 2014[a] through December 31, 2014
Net asset value, beginning of period	$50.66	$47.36
Income (loss) from investment operations:
Net investment income[b]	0.55	0.07
Net realized and unrealized gain	0.55	3.54
Total from investment operations	1.10	3.61
Less dividends to shareholders from:
Net investment income	(1.00)	(0.31)
Total dividends to shareholders	(1.00)	(0.31)
Net increase in net asset value	0.10	3.30
Net asset value, end of period	$50.76	$50.66
Total investment return[c]	2.23%	7.63%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$22.3	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	1.54%[e]	1.57%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.54%[e]	1.55%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	1.07%[e]	0.58%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.07%[e]	0.60%[f]
Portfolio turnover rate	82%	105%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.53% and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 1.08%.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
Per Share Operating Performance:	For the Year Ended December 31, 2015	For the Period October 1, 2014[a] through December31, 2014
Net asset value, beginning of period	$50.66	$47.36
Income (loss) from investment operations:
Net investment income[b]	0.70	0.13
Net realized and unrealized gain	0.56	3.55
Total from investment operations	1.26	3.68
Less dividends to shareholders from:
Net investment income	(1.35)	(0.38)
Total dividends to shareholders	(1.35)	(0.38)
Net increase (decrease) in net asset value	(0.09)	3.30
Net asset value, end of period	$50.57	$50.66
Total investment return[c]	2.56%	7.77%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10.7	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	1.07%[e]	1.07%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.06%[e]	1.05%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	1.36%[e]	1.03%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.37%[e]	1.05%[f]
Portfolio turnover rate	82%	105%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.06% and 1.05%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 1.37% and 1.38%, respectively.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is total return. At the annual stockholder meeting, held on December 17, 2015, stockholders of the Fund approved a proposal to change the Fund's diversification status under the 1940 Act to non-diversified to allow the Fund to concentrate its investments in a smaller number of issuers. Please refer to the section titled "Proxy Results" for the stockholder meeting results. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R and Class Z shares. Class R and Class Z shares became available for investment on October 1, 2014, on which date the Fund sold 211 shares each of Class R and Class Z for $20,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Class B shares were converted to Class A shares on June 19, 2015. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2015, there were $7,934,003 of securities transferred from Level 1 to Level 2 which resulted from the Fund utilizing foreign equity fair value pricing procedures as of December 31, 2015.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$20,459,662	$—	$20,459,662	$—	[a]
United States	229,245,594	229,245,594	—	—
Other Countries	169,842,003	—	169,842,003	—
Short-Term Investments	2,000,000	—	2,000,000	—
Total Investments[b]	$421,547,259	$229,245,594	$192,301,665	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from U.S. Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

For the year ended December 31, 2015 and through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.40% for Class A shares, 2.05% for Class C shares, 1.05% for Class I shares, 1.55% for Class R shares and 1.05% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2015, fees waived and/or expenses reimbursed totaled $203,279.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended December 31, 2015, the Fund incurred $90,381 in fees under

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class B and Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. On May 1, 2015, the fee was discontinued for Class B shares and Class B shares were converted to Class A shares on June 19, 2015. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There was a CDSC on Class B shares for the period January 1, 2015 through April 30, 2015. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2015, the Fund has been advised that the distributor received $7,264 in sales commissions from the sale of Class A shares and $4,376 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. On May 1, 2015, the fee was discontinued for Class B shares and Class B shares were converted to Class A shares on June 19, 2015. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $5,596 for the year ended December 31, 2015.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2015, totaled $361,538,470 and $380,706,931 respectively.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends paid was as follows:

	For the Year Ended December 31,
	2015	2014
Ordinary income	$10,972,025	$6,557,790
Total dividends	$10,972,025	$6,557,790

As of December 31, 2015, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$386,107,492
Gross unrealized appreciation	$47,619,916
Gross unrealized depreciation	(12,180,149)
Net unrealized appreciation	$35,439,767

As of December 31, 2015, the Fund had a net capital loss carryforward of $107,829, which may be used to offset future capital gains. These losses are a short-term capital loss carryover, which expire on December 31, 2017. In addition, the Fund incurred short-term capital losses of $1,632,778, long-term capital gains of $933,622 and net ordinary losses of $347,945 after October 31, 2015, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2015, the Fund utilized net capital loss carryforwards of $14,719,285.

As of December 31, 2015, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized appreciation on passive foreign investment companies and permanent book/tax differences primarily attributable to Fund distributions, foreign currency transactions and sales of passive foreign investment companies. To reflect reclassifications arising from the permanent differences, paid in capital was charged $1,154,969, accumulated net realized loss was charged $1,883,134 and dividends in excess of net investment income was credited $3,038,103. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. On June 19, 2015, the Fund automatically converted its outstanding Class B shares to Class A shares. Class B shares are no longer offered by the Fund and

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

have been terminated as a separately designated class. The Fund has not offered Class B shares for purchase since April 30, 2007. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A:
Sold	304,615	$15,546,341	387,056	$18,325,273
Issued as reinvestment of dividends	23,833	1,182,158	19,329	960,702
Redeemed	(695,526)	(35,263,225)	(1,531,163)	(73,948,973)
Net decrease	(367,078)	$(18,534,726)	(1,124,778)	$(54,662,998)
Class B:
Sold	—	$—	3	$129
Issued as reinvestment of dividends	14	734	23	1,142
Redeemed	(2,316)	(122,176)	(7,125)	(343,910)
Net decrease	(2,302)	$(121,442)	(7,099)	$(342,639)
Class C:
Sold	234,277	$11,848,366	204,598	$9,790,662
Issued as reinvestment of dividends	18,455	911,790	8,949	441,959
Redeemed	(334,483)	(16,921,210)	(364,936)	(17,383,195)
Net decrease	(81,751)	$(4,161,054)	(151,389)	$(7,150,574)
Class I:
Sold	2,353,846	$121,723,293	2,028,062	$99,754,418
Issued as reinvestment of dividends	118,315	5,880,419	65,101	3,254,300
Redeemed	(2,401,687)	(122,465,305)	(1,181,051)	(56,825,417)
Net increase	70,474	$5,138,407	912,112	$46,183,301
Class R:[a]
Sold	21,068	$1,102,851	211	$10,000
Issued as reinvestments of dividends and distributions	201	9,903	—	—
Redeemed	(21,041)	(1,046,966)	—	—
Net increase	228	$65,788	211	$10,000

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class Z:[a]
Sold	—	$—	211	$10,000
Net increase	—	$—	211	$10,000

a  Inception date of October 1, 2014.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $50,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 22, 2016. The Fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. As approved by the Board of Directors on December 8, 2015, the Fund did not renew the credit agreement.

During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Shares, Inc. (the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2016

COHEN & STEERS GLOBAL REALTY SHARES, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Global Realty Shares, Inc. shareholders voted on the following proposals at the annual meeting held on December 17, 2015. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
Proposal 1. To elect Directors:
Michael Clark	5,365,093.409	112,963.729
Bonnie Cohen	5,361,862.747	116,194.391
George Grossman	5,364,126.962	113,930.176
Joseph Harvey	5,362,955.332	115,101.806
Dean Junkans	5,365,093.409	112,963.729
Richard E. Kroon	5,360,036.436	118,020.702
Gerald J. Maginnis	5,365,016.172	113,040.966
Jane F. Magpiong	5,366,380.389	111,676.749
Richard J. Norman	5,360,172.516	117,884.622
Frank K. Ross	5,360,136.501	117,920.637
Robert H. Steers	5,364,985.401	113,071.737
C. Edward Ward, Jr.	5,361,050.241	117,006.897

Common Shares

	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Vote
Proposal 2. To approve a change of classification of CSS to a "Non-Diversified" fund, as such term is defined in the Investment Company Act of 1940, as amended.	3,828,060.064	48,324.562	67,211.139	1,534,461.373

COHEN & STEERS GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2015 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $3,923,458.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Election of Directors

On December 17, 2015, stockholders of the Fund approved the election of 12 directors, with each director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. Please refer to the section titled "Proxy Results" for the stockholder meeting results and the section titled "Management of Fund" for the biographical information of each director.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	22	Since 1991
Joseph M. Harvey 1963	Director and Vice President	Until next election of directors	President and Chief Investment Officer of the Advisor since 2003 and President of CNS since 2004.	22	Since 2014

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until next election of directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until next election of directors	Attorney-at-law.	22	Since 1996
Dean Junkans 1959	Director	Until next election of directors

C.F.A.; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Member and former Chair, Claritas Advisory Committee at the CFA Institute since 2013; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon 1942	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004
Gerald J. Maginnis 1955	Director	Until next election of directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Jane F. Magpiong 1960	Director	Until next election of directors	President, Untap Potential since 2013; Board Member, Crespi High School Since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until next election of directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until next election of directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Jon Cheigh 1972	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM.	Since 2007
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Jon Chiegh
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSFAX
C—CSFCX
I—CSSPX
R—GRSRX
Z—CSFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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CSFAXAR

Annual Report December 31, 2015

Cohen & Steers Global Realty Shares

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, each are an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2015	2014
Audit Fees	$49,800	$49,800
Audit-Related Fees	$0	$0
Tax Fees	$6,380	$6,380
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)                The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2015	2014

Registrant	$6,380	$6,380
Investment Advisor	$0	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 4, 2016